PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust is helping to finance the acquisition and moderate rehabilitation of Pajaro Vista Apartments in Freedom, California. Pajaro Vista is a 100% affordable, income- and age-restricted (62+) multifamily rental community consisting of two three-story, elevator-served buildings with 106 Section 8 units, including one manager unit.

The property, originally built in 1979, is set to undergo a comprehensive renovation aimed at extending its useful life and ensuring long-term affordability for low-income seniors. Planned upgrades include improvements to residential units, ADA accessibility enhancements, and common area upgrades, such as exterior repairs, new windows, roofing, lighting, Wi-Fi installation, and the addition of a business center and bocce court. In-unit renovations will feature new kitchen appliances, cabinets, countertops, bathroom fixtures and accessories, as well as repairs to baseboard heating systems.

HIT ROLE	HIT is providing $32.2 million in financing to purchase a taxable Ginnie Mae Permanent Loan Certificate. This commitment marks the 35th project the HIT and its subsidiary Building America CDE, Inc. have financed in the state of California, all built using 100% union labor.
SOCIAL IMPACT	All 106 units will be restricted to individuals earning less than 30% of the Area Median Income (“AMI”) under an existing 20-year Section 8 Housing Assistance Payment (“HAP”) contract. Renovations will significantly improve both the quality of living and accessibility for residents.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $32.2 Million	Total Development Cost $37.3 Million	106 Units (100% affordable)	24,130 Hours of Union ConstructionWork Generated	$1.6 Million Tax revenue generated	$10.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of January 31, 2026. Economic impact data is in 2026 dollars and all other figures are nominal. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio.

PROJECT PROFILE | Pajaro Vista – Freedom, CA

“Our collaboration with HIT started with their investment in the Casa Del Pueblo project, and we are proud to work with them again to preserve much needed affordable housing for seniors, while also creating good paying union jobs.”

-    John Frahm, President
United Food and Commercial Workers International Union Local 5

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

2/2026

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